                           AMENDMENT NO. 2 (TEMPORARY)
                          DATED AS OF DECEMBER 10, 1998
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF JANUARY 15, 1998

         THIS AMENDMENT NO. 2 (TEMPORARY) TO THE CREDIT AGREEMENT (the "Amendment") is made as of December 10, 1998 by and among FDX Corporation, a Delaware corporation (the "Borrower"), the Lenders and The First National Bank of Chicago, in its capacity as agent ("Agent"). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in that certain Credit Agreement dated as of January 15, 1998 by and among the Borrower, the Lenders, First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent (as amended by that certain Amendment No. 1 dated as of the date hereof, the "Credit Agreement").

                                   WITNESSETH

         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

         WHEREAS, the Borrower wishes to enter into a new Credit Agreement of even date herewith among the Borrower, the lenders parties thereto and Morgan Guaranty Trust Company of New York, as Paying Agent, as the same may be amended, modified or supplemented from time to time (the "New Credit Agreement"), to finance, among other things, the working capital needs of the Borrower in the event of an actual or threatened business interruption and to finance contingency plans related thereto;

         WHEREAS, the New Credit Agreement will terminate on the date (the "New Facility Termination Date") when (i) all of the "Obligations" (as defined in the New Credit Agreement) have been paid in full and (ii) all of the "Commitments" (as defined in the New Credit Agreement) have been terminated in accordance with the terms of the New Credit Agreement;

         WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent agree as follows:

         1. TEMPORARY AMENDMENTS TO CREDIT AGREEMENT. Effective as of December 10, 1998 subject to the satisfaction of the conditions precedent set forth in
SECTION 2 below, and remaining in effect only until the New Facility Termination Date, the Credit Agreement is hereby amended as follows:

         1.1.      Article I is amended as follows:

                  (a) The definitions of "Applicable Tranche A Margin" and "Applicable Tranche B Margin" are amended in their entirety to read as follows:

                  "`Applicable Tranche A Margin' means, subject to the following provisions of this definition, the per annum rate of interest corresponding to the Level in effect from time to time, as set forth in the following table:



           Level                             Applicable Tranche A Margin
             I                                           1.900%
            II                                           1.875%
           III                                           1.850%
            IV                                           1.800%
             V                                           1.750%

                  Each change in the Applicable Tranche A Margin resulting from a change in a Rating shall take effect at the time such change in such Rating is publicly announced by the relevant rating agency."

                  "`Applicable Tranche B Margin' means, subject to the following provisions of this definition, the per annum rate of interest corresponding to the Level in effect from time to time, as set forth in the following table:



           Level                             Applicable Tranche B Margin
              I                                      1.925%
             II                                      1.900%
            III                                      1.875%
             IV                                      1.825%
              V                                      1.775%

                  Each change in the Applicable Tranche B Margin resulting from a change in a Rating shall take effect at the time such change in such Rating is publicly announced by the relevant rating agency."

                  (b) The definition of "Loan Documents" is amended in its entirety to read as follows:

                  "Loan Documents" means this Agreement, the Guaranty and, after the execution and delivery thereof and before the release thereof in accordance with Section 6.26, the Security Documents.

                  (c) The definition of "Material Adverse Effect" is amended in its entirety to read as follows:

                  "Material Adverse Effect" means a material adverse effect (excluding the effects of an actual or threatened business interruption, including but not limited to self-help actions or a strike, by members of the FedEx Pilots Association, or contingency plans related thereto) on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

                  (d) The following new definitions are added to Article I in appropriate alphabetical order:

                  "Adjusted Net Income" means, on a consolidated basis, for the Borrower and its Consolidated Subsidiaries for the twelve most recent complete fiscal months, income (loss) before income taxes MINUS, to the extent included in determining income
                  (loss) before income taxes, any net loss or gain realized in connection with any sale or disposition of any asset (other than in the ordinary course of business) or any extraordinary or non-recurring loss or gain resulting from an actual or threatened business interruption relating to any self-help actions or strike, by members of the FedEx Pilots Association, or contingency plans related thereto, provided that the aggregate amount of the foregoing reductions to income (loss) before income taxes shall not exceed $1,000,000,000.

                  "Aircraft Mortgage" means an Aircraft Mortgage and Security Agreement to be executed by FedEx pursuant to Section 6.26, substantially in the form approved pursuant to Section 6.27.

                  "Amendment No. 2" means that certain Amendment No. 2 (Temporary), dated as of December 10, 1998, by and among the Borrower, the Lenders party thereto and the Agent.

                  "Appraisal Report" means, with respect to any aircraft or engine, an extended desktop appraisal of the Appraiser, which does not include any on-site inspection of such aircraft or engine or its maintenance records, but may include consideration of maintenance status information that is provided to the Appraiser from the client and/or aircraft operator, and may include adjustments from the mid-time, mid-life baseline to account for the actual maintenance status of such aircraft or engine.

                  "Appraiser" means BK Associates, or another independent appraiser selected by the Borrower with the prior written consent of Morgan.

                  "BK Associates" means BK Associates, Inc., an independent aircraft appraisal firm.

                  "Caliber Collateral" is defined in Section 6.26.

                  "Caliber Operating Income" means, as of any date, the operating income (or loss) of Caliber and its consolidated Subsidiaries for the four most recent fiscal quarters then ended, determined on a consolidated basis in accordance with GAAP.

                  "Caliber Stock" means the capital stock of Caliber and the Subsidiaries of Caliber other than the Designated Immaterial Subsidiaries.

                  "Collateral" means all the Property and interests in Property now owned or hereafter acquired by the Borrower and its Subsidiaries upon which a Lien is granted or purported to be granted under any of the Security Documents.

                  "Collateral Trust Agreement" means a Collateral Trust Agreement to be executed pursuant to Section 6.26, substantially in the form approved pursuant to Section 6.27.

                  "Designated Collateral" means (i) all now owned and hereafter acquired or arising (a) capital stock of Caliber and its domestic operating Subsidiaries (other than any Designated Immaterial Subsidiaries), (b) accounts receivable of FedEx and its Subsidiaries, (c) intercompany indebtedness owed to the Borrower by its Subsidiaries and (d) motor vehicles (other than passenger vehicles) and real estate of FedEx and its Subsidiaries), except such motor vehicles and real estate which are subject to Liens as of the date of Amendment No. 2 (such real estate to include, without limitation, the real estate listed on SCHEDULE 1 attached to such Amendment No. 2), and (ii) all aircraft (including airframes and engines) of FedEx listed on SCHEDULE 1 attached to Amendment No. 2 hereto and such additional unencumbered aircraft (including airframes and engines) as the Borrower may designate in writing to the Agent from time to time.

                  "Designated Immaterial Subsidiaries" means, during each fiscal year of the Borrower, any Subsidiary of Caliber which had revenues (determined in accordance with GAAP) for the immediately preceding fiscal year of Caliber not in excess of 2.0% of the consolidated revenues (determined in accordance with GAAP) of Caliber and the consolidated Subsidiaries of Caliber for such immediately preceding fiscal year.

                  "Eligible Receivables" means, at any date of determination thereof, and with respect to any Person, the aggregate of all Receivables of such Person at such date (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto), which is not, except as otherwise agreed by Morgan in its sole discretion exercised in a commercially reasonable manner, of any of the following types:

                           (i) (A) it arises out a sale the original terms of which provide for payment more than 90 days after the date of the original invoice issued by such Person in connection with such sale or (B) it is more than 60 days past due according to the original terms of sale; or

                           (ii) it arises out of a sale not made in the ordinary course of such Person's business or a sale to a Person which is an Affiliate of such Person or controlled by an Affiliate of such Person; or

                           (iii) it fails to meet or violates any warranty, representation or covenant contained in this Agreement or any of the other Loan Documents; or

                           (iv) the account debtor is also a supplier or creditor of any Borrower or Guarantor and the Receivable is subject to any contractual right of setoff by the account debtor, and such account debtor has not entered into an agreement with Morgan with respect to the waiver of rights of setoff, or the account debtor has disputed liability with respect to such Receivable, or made any claim with respect to any other Receivable due from such account debtor to such Person, in which case the Receivable shall be ineligible to the extent of such dispute, claim or setoff (without duplication); or

                           (v) the account debtor has filed a petition for bankruptcy or any other petition for relief under the federal bankruptcy code or similar statute, or made an assignment for the benefit of creditors, or any petition or other application for relief under the federal bankruptcy code or any similar statute has been filed against the account debtor, or the account debtor has failed, suspended its business operations, become insolvent, suffered a receiver or a trustee to be appointed for any of its assets or affairs, or is generally failing to pay its debts as they become due; or

                           (vi) the sale is to an account debtor which is not located in the United States or Canada, unless the account debtor's obligations with respect to such sale are secured by a letter of credit, guaranty or eligible bankers' acceptance having terms, and from such issuers and confirmation banks, as are acceptable to Morgan in its sole discretion exercised in a commercially reasonable manner; or

                           (vii) the sale is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, or any other repurchase or return basis; or

                           (viii) Morgan believes, in the exercise of its reasonable credit judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the account debtor's financial inability to pay; or

                           (ix) the account debtor is the United States of America or any department, agency or instrumentality thereof, unless such Person assigns its rights to payment of such Receivable to Morgan pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727); or

                           (x) the goods, the delivery of which has given rise to such Receivable, have not been delivered to or, if delivered, have been rejected by the account debtor or the services, the performance of which has given rise to such Receivable, have not been performed by such Person and accepted by the account debtor; or

                           (xi) the amount of the Receivable(s) owing to FedEx and its Subsidiaries in the aggregate by any account debtor exceeds (A) a concentration limit of ten percent (10%) of the aggregate amount of the Receivables of FedEx and its Subsidiaries at such time, or
                                    (B) such other credit or concentration limit determined by Morgan, in the exercise of its reasonable credit judgment, at any time or times hereafter, in which case such Receivable(s) shall be ineligible to the extent such Receivable(s) exceed(s) such limits; or

                           (xii) to the extent such Receivable constitutes Collateral, Morgan, as collateral agent as contemplated by Section 6.26, does not have a senior, perfected security interest in such Receivable or such

                                    Receivable is subject to a Lien which is not permitted under Section 6.19; or

                           (xiii) the sale is to an account debtor with respect to which fifty percent (50%) or more of all Receivables owing by such account debtor are ineligible for any reason (except with respect to those categories of ineligibility where Morgan determines in its sole discretion exercised in a commercially reasonably manner that this clause shall not apply); or

                           (xiv)    such Receivable arises out of or in
                                    connection with a retainage or similar
                                    arrangement (I.E., the payment of such
                                    Receivable is subject to further
                                    performance), in which case that portion of such Receivable subject to such arrangement shall be ineligible until such time as the requisite performance has been completed.

                  "FDX Collateral" is defined in Section 6.26.

                  "FDX Rating" means the Moody's FDX Rating or the S&P FDX
                  Rating.

                  "Investment Grade Rating" means an S&P FDX Rating greater than or equal to BBB- or a Moody's FDX Rating greater than or equal to Baa3.

                  "Moody's FDX Rating" means, at any particular time, the rating issued by Moody's with respect to the Borrower's senior unsecured non-credit enhanced long-term public debt.

                  "Morgan" means Morgan Guaranty Trust Company of New York, and its successors.

                  "New Credit Agreement" means the Credit Agreement, dated as of December 10, 1998, by and among the Borrower, the lenders party thereto and Morgan, as Paying Agent, as amended, modified or supplemented from time to time.

                  "New Credit Agreement Documents" means the New Credit Agreement and all instruments, agreements and contractual obligations entered into in connection therewith, as amended, modified or supplemented from time to time.

                  "Paying Agent" means the "Paying Agent" (as defined in the New Credit Agreement.)

                  "Pledge Agreements" means the pledge agreements to be executed by the Borrower and certain Subsidiaries pursuant to Section 6.26, substantially in the form approved pursuant to Section 6.27.

                  "Real Estate Mortgages" means the mortgages and deeds of trust to be executed by FedEx pursuant to Section 6.26, substantially in the form approved pursuant to Section 6.27.

                  "Receivable" means all present and future "accounts", as such term is defined in section 9-106 of the Uniform Commercial Code as in effect in the State of Illinois, and shall include, without limitation, all accounts receivable, related contract rights and all forms of obligations whatsoever owing, whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance; together with all promissory notes, instruments and documents of title representing any of the foregoing, all rights in merchandise or goods (including returned goods) which any of the same may represent, all right, title, security and guaranties with respect to any of the foregoing, including any right of stoppage in transit and all insurance proceeds and corporate and other business records relating to any of the foregoing; together with all proceeds thereof.

                  "S&P FDX Rating" means, at any particular time, the rating issued by S&P with respect to the Borrower's senior unsecured non-credit enhanced long-term public debt.

                  "Security Agreements" means the security agreements to be executed pursuant to Section 6.26, substantially in the form approved pursuant to Section 6.27.

                  "Security Documents" means the Collateral Trust Agreement, Pledge Agreements, the Aircraft Mortgage, the Real Estate Mortgages and the Security Agreements.

                  1.2 Section 2.7 of the Credit Agreement is amended to add the following sentence at the end thereof:

                  "Notwithstanding any provision of this Section 2.7 to the contrary, when no Default exists, the Borrower shall make no prepayments of any Advance hereunder unless all 'Advances' (as defined in the New Credit Agreement ) have been repaid in full."

                  1.3 The following new Section 4.3 is added immediately after
         Section 4.2:

                           "4.3 ADDITIONAL CONDITION TO EACH ADVANCE. The
                  Lenders shall not be required to make any Advance, unless on the applicable Borrowing Date, the 'Aggregate Commitment' (as defined in the New Credit Agreement) shall have been fully utilized. Each Borrowing Notice with respect to each such Advance shall constitute a representation and warranty by the Borrower that the condition contained in this Section 4.3 has been satisfied."

                  1.4 Section 5.3 is amended in its entirety to read as follows:

                           " 5.3. NO CONFLICT; GOVERNMENT CONSENT. Neither the
                  Borrower's nor any Guarantor's execution and delivery of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower, any Guarantor or any of the Significant Subsidiaries or the Borrower's, any Guarantor's or any Significant Subsidiary's articles or certificate of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Borrower, any Guarantor or any of the Significant Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or, except pursuant to the Security Documents, result in or require the creation or imposition of any Lien in, of or on the Property of the Borrower, any Guarantor or any Significant Subsidiary pursuant to the terms of any such indenture, instrument or agreement. Except for (i) that certain Indenture between Caliber and The Chase Manhattan Bank, as Trustee, dated as of August 1, 1996 (the "Caliber Indenture") and (ii) certain additional Indebtedness in an aggregate amount of not greater than $50,000,000, none of the Borrower, any Guarantor or any Subsidiary is a party to any indenture, instrument or agreement that requires the Indebtedness governed thereby to be equally and ratably secured with the Obligations as a result of the execution and delivery of any of the Security Documents. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents (other than filings in connection with the Security Documents).

                  1.5 Section 5.17 is amended in its entirety to read as follows:

                           "5.17. PARI PASSU. All the payment obligations of the
                  Borrower and the Guarantors arising under or pursuant to the Loan Documents will at all times rank pari passu with all other unsecured and unsubordinated payment obligations and liabilities (including contingent obligations and liabilities) of the Borrower and the Guarantors (other than obligations under the New Credit Agreement Documents, PROVIDED that no Default has occurred thereunder, and obligations mandatorily preferred by laws or regulations of general application)."

                  1.6 The Credit Agreement is amended to add the following after
         Section 5.18:

                           "5.19 MATERIAL ADVERSE EFFECT. Since May 31, 1998,
                  there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole which could reasonably be expected to have a Material Adverse Effect."

                  1.7 Section 6.1 is amended in its entirety to read as follows:

                           "6.1. FINANCIAL REPORTING. The Borrower will
                  maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and furnish to the Lenders:

                           (i) Within 90 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants of recognized national standing acceptable to the Lenders, prepared in accordance with GAAP on a consolidated basis for itself and the Consolidated Subsidiaries, including a balance sheet as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by (a) any management letter prepared by said accountants, and (b) a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

                           (ii) Within 45 calendar days after the end of each of the first three quarters of each fiscal year of the Borrower, for itself and the Consolidated Subsidiaries, an unaudited consolidated balance sheet as at the close of such period and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified as complete and accurate and prepared in accordance with GAAP by its Chief Financial Officer, Treasurer or Controller.

                           (iii) Within 45 calendar days after the end of each
                                 of the first three quarters of each fiscal year of the Borrower and within 90 calendar days after the end of the fourth quarter of each fiscal year of the Borrower, and from time to time as reasonably requested by Morgan, for Caliber and its Subsidiaries on a consolidated basis, a certificate signed by the Borrower's Chief Financial Officer, Treasurer or Controller, certifying as to (i) for such period, the Caliber Operating Income and (ii) at the end of such period, the aggregate principal amount of all outstanding Indebtedness of Caliber and its Subsidiaries.

                           (iv) Together with the financial statements required hereunder, a certificate signed by its Chief Financial Officer or Treasurer stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof, and stating the steps the Borrower is taking to cure such Default or Unmatured Default.

                           (v) As soon as available, and in any event within 45 calendar days after the end of each of the first three quarters of each fiscal year of the Borrower and within 90 calendar days after the end of the fourth quarter of each fiscal year of the Borrower, a schedule in substantially the form of Schedule "2" hereto, certified as accurate by the Borrower's Chief Financial Officer, Treasurer or Controller, showing, as of the end of such quarter, the Borrower's calculation, in form and detail satisfactory to the Agent, of the calculations required to be made to determine compliance with each of Sections 6.12, 6.13 and 6.24.

                           (vi)  Promptly upon becoming available, copies of:

                                 (a) All financial statements, reports, notices and proxy statements sent by the Borrower, any Guarantor or any Significant Subsidiary to its public stockholders (if any).

                                 (b) All prospectuses (other than on Form S-8 or a similar form) of the Borrower or any Consolidated Subsidiary filed with the Securities and Exchange Commission or any other governmental agency succeeding to the jurisdiction thereof.

                                 (c) All regular and periodic reports filed by the Borrower or any Consolidated Subsidiary with any securities exchange or with the Securities and Exchange Commission or any other governmental agency succeeding to the jurisdiction thereof.

                           (vii) As soon as possible and in any event within 10
                                 days after receipt by the Borrower, a copy of
                                 (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

                           (viii) Promptly after any Authorized Officer learns
                                  thereof, notice of any change in any Rating or any publicly-announced decision by Moody's or S&P to consider a change in any Rating.

                           (ix) On or before January 15, 1999, and thereafter from time to time as reasonably requested by Morgan within 15 Business Days after each such request, an Appraisal Report setting forth the fair market value of the airframes and engines of FedEx included in SCHEDULE 1 attached to Amendment No. 2 hereto.

                           (x) Not more than 15 Business Days after the end of each calendar month following the Effective Date (as defined in the New Credit Agreement), or more frequently as Morgan may reasonably request from time to time, a report summarizing the Eligible Receivables of FedEx and its Subsidiaries as of the end of such month or such other date.

                           (xi) Within 15 Business Days after Morgan may reasonably request from time to time, an appraisal setting forth the fair market value of all or any part of the Designated Collateral described in clause (iv) of Section 6.26(b).

                           (xii)  Such other information (including
                                  non-financial information) as the Agent or any Lender may from time to time reasonably request."

                  1.8 Section 6.4 is amended to add "(except for changes in the conduct of business resulting from an actual or threatened business interruption, including but not limited to self-help actions or a strike, by members of the FedEx Pilots Association, or contingency plans related thereto)" after the word "conducted" in the fourth line.

                  1.9 Section 6.15 is amended to add the phrase "(other than Caliber)" after the word "Subsidiary" in the first line of clause (a), clause (b), and clause (d), and to add "Caliber," before the word "FedEx" in clause (c).

                  1.10 Section 6.16 is amended to add the following immediately after clause (f):

                  "Notwithstanding any provision of this Section 6.16 to the contrary, the Borrower will not, nor will it permit any Consolidated Subsidiary to, make any such sale, transfer, conveyance or lease of any Collateral or Designated Collateral without the prior written consent of the Required Lenders, except that the Borrower and its Consolidated Subsidiaries may sell, transfer, convey or lease, in accordance with the foregoing provisions of Section 6.16, Designated Collateral consisting of motor vehicles and real estate without such written consent, provided that after giving effect thereto, the Borrower is in compliance with Section 6.24."

                  1.11 Section 6.18(e) is amended in its entirety to read as follows:

                           "(e) Guaranties included or required under the
                  New Credit Agreement Documents and the L/C Facility."

                  1.12 Section 6.19 is amended to:

                  (a) delete paragraph (l) in its entirety and substitute the following therefor:

                      "(l) Liens on Designated Collateral granted in accordance with Section 6.26; and"

                  (b) add the following immediately after clause (l):

                      "(m) Liens not otherwise permitted by Sections 6.19(a) through (l) provided that at all times the sum of (i) the aggregate principal amount of all outstanding Long Term Debt of the Consolidated Subsidiaries (excluding the Current Maturities of any such Long Term Debt and any Long Term Debt of a Consolidated Subsidiary owing to the Borrower) which is unsecured, plus (ii) the aggregate principal amount of all outstanding Long Term Debt of the Borrower or any Consolidated Subsidiary (excluding the Current Maturities of any such Long Term Debt and any Long Term Debt of a Consolidated Subsidiary owing to the Borrower) which is secured as permitted by this Section 6.19(m), does not exceed 8% of Consolidated Adjusted Total Assets.

                  Notwithstanding any provision of this Section 6.19 to the contrary, the Borrower will not, and will not permit any Consolidated Subsidiary to, create, incur, assume or suffer to exist, any Lien on any of the Designated Collateral except in accordance with clause (l) of this Section 6.19, or enter into, or make any commitment to enter into, any arrangement for the acquisition of any Designated Collateral through conditional sales, lease-purchase or other title retention agreements, except Liens securing a principal amount of not more than $200,000,000 in the aggregate."

                  1.13 Section 6.21 is amended to delete the words "The Borrower" at the beginning thereof and replace them with "Except for the New Credit Agreement Documents, the Borrower".

                  1.14 The following provisions are added after Section 6.21:

                           "6.22 INDEBTEDNESS OF CALIBER AND SUBSIDIARIES. None
                  of Caliber or its Subsidiaries will directly or indirectly create, incur, assume or otherwise become or remain liable with respect to (a) any Indebtedness of the types set forth in clauses

                  (i), (iii), (iv), (v), (vi), (vii) and (viii) of the definition of "Indebtedness", or (b) Indebtedness consisting of purchase-money obligations representing the deferred purchase price of Property, except:

                           (i) all such Indebtedness existing under the Caliber Indenture or otherwise existing on the date hereof and reflected in the consolidated financial statements of the Borrower and its Consolidated Subsidiaries;

                           (ii)  such Indebtedness owed to the Borrower; and

                           (iii) other Indebtedness in an aggregate principal
                                 amount not to exceed $50,000,000.

                           6.23 NEW CREDIT AGREEMENT DOCUMENTS. At any time when
                  no Default exists, the Borrower shall not voluntarily reduce the "Commitments" (as defined in the New Credit Agreement) in part. Nothing in this Section 6.23 shall prohibit the Borrower from terminating the "Commitments" (as defined in the New Credit Agreement) in full.

                           6.24 VALUE OF DESIGNATED COLLATERAL AND COLLATERAL;
                  AIRCRAFT CASUALTY. (a) The aggregate value of the Designated Collateral shall at all times equal or exceed 1.75 TIMES the sum of (i) the Aggregate Commitment, or if the Aggregate Commitment has been terminated, the aggregate outstanding principal amount of the Obligations, (ii) the "Aggregate Commitment" (as defined in the New Credit Agreement), or if such "Aggregate Commitment" has been terminated, the aggregate outstanding principal amount of the "Obligations" (as defined in the New Credit Agreement) and (iii) the aggregate amount of the "Commitments" (as defined in the L/C Facility), or if such "Commitments" have been terminated, the aggregate outstanding principal amount of the "Obligations" (as defined in the L/C Facility).

                           (b) The Borrower and its applicable Subsidiaries
                  shall be required to grant Liens on Designated Collateral as provided in Section 6.26(a) only to the extent necessary so that the value, as determined pursuant to Section 6.26(b), of all such Collateral as to which a Lien is granted, equals or exceeds, at all times prior to the release of such Liens pursuant to Section 6.26(c), 1.75 TIMES the sum of (i) the Aggregate Commitment, or if the Aggregate Commitment has been terminated, the aggregate outstanding principal amount of the Obligations, (ii) the "Aggregate Commitment" (as defined in the New Credit Agreement), or if such "Aggregate Commitment" has been terminated, the aggregate outstanding principal amount of the "Obligations" (as defined in the New Credit Agreement) and (iii) the aggregate amount of the "Commitments" (as defined in the L/C Facility), or if such "Commitments" have been terminated, the aggregate outstanding principal amount of the "Obligations" (as defined in the L/C Facility), provided that, if at any time the aggregate value of such Collateral is less than the amount required by this sentence, then the Borrower shall (i) promptly notify the Agent of such shortfall, and (ii) promptly grant Liens to Morgan on additional Designated Collateral, in accordance with Section 6.26(a), to the extent necessary to reduce such shortfall to zero.

                           (c) If any airframe or engine set forth on SCHEDULE 1
                  attached to Amendment No. 2 hereto shall be destroyed or materially damaged, regardless of the cause of such destruction or damage, then the Borrower shall promptly notify the Agent thereof and, within 45 days thereafter, designate in writing one or more airframes and/or engines, as applicable, in each case free and clear of any Lien, to be added to such
                  SCHEDULE 1, as provided in the definition of "Designated Collateral", having an aggregate value, in accordance with
                  Section 6.26 hereof, equal to or exceeding the value of the destroyed or damaged airframe or engine. If the damaged or destroyed airframe or engine constitutes part of the Collateral, then the Borrower shall, or shall cause its Subsidiaries to, enter into such amendments to the Aircraft Mortgage as Morgan may reasonably request in order to grant to Morgan, as the collateral agent for the Lenders and for the lenders under the New Credit Agreement Documents and the L/C Facility (the "Collateral Agent"), a first priority Lien on such replacement airframes or engines.

                           6.25 NO NEGATIVE PLEDGE. From and after the date
                  hereof, neither the Borrower nor any of its Subsidiaries shall limit, restrict or delay, its right or power to sell, assign, pledge, grant any Lien on, transfer, dispose of or otherwise encumber the Designated Collateral or any part thereof, including, without limitation, any such restriction on capital stock, except as provided on the date hereof in the Loan Documents, the New Credit Agreement Documents or the L/C Facility.

                           6.26 GRANT OF SECURITY INTEREST IN COLLATERAL. (a)
                  Promptly (but in any event within 10 Business Days) after any one or more dates on which either FDX Rating ceases to be an Investment Grade Rating, the Borrower shall, to the extent provided for in Section 6.24 (b), (i) grant, and cause its Subsidiaries to grant, to the Collateral Agent, a first priority Lien on the Designated Collateral other than Designated Collateral owned by Caliber and its Subsidiaries (the "FDX Collateral"), which Lien shall equally and ratably secure the Obligations under the Loan Documents and the obligations under each of the New Credit Agreement Documents and the L/C Facility, and (ii) cause Caliber and Caliber's Subsidiaries to grant, to a collateral trustee designated by Morgan, a first priority Lien on all the capital stock of Caliber's Subsidiaries which constitute part of the Designated Collateral (the "Caliber Collateral"), which Lien shall equally and ratably secure the Obligations under the Loan Documents, the obligations under each of the New Credit Agreement Documents and the L/C Facility and the notes issued under the

                  Caliber Indenture. All such Liens granted pursuant to this
                  Section 6.26 shall be granted in the following order: first, on the capital stock of Caliber and all Caliber Collateral; second, on the airframes and engines of FedEx; third, on all (and not part) of the accounts receivable of FedEx and its Subsidiaries; and fourth, as designated by Morgan, on the motor vehicles and real estate of FedEx and its Subsidiaries, and the intercompany indebtedness owed to the Borrower by its Subsidiaries, in each case, to the extent constituting part of the Designated Collateral. From time to time, the Borrower and its Subsidiaries shall execute and deliver, or cause to be executed and delivered, such additional agreements, instruments, certificates (including without limitation any good standing certificates), legal opinions or documents, and take all such actions, as Morgan may reasonably request, for the purposes of implementing or effectuating this Section 6.26 or the Security Documents, or of more fully perfecting, preserving or renewing the rights of Morgan and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other Property or assets hereafter acquired by the Borrower or its Subsidiaries which is or may be deemed to be part of the Collateral) pursuant hereto or thereto.

                           (b) Designated Collateral and Collateral shall at all
                  times be valued as follows:

                           (i)      the value of the Caliber Stock shall equal
                                    9.0 times Caliber Operating Income, less the aggregate principal amount of all outstanding Indebtedness (including, without limitation, intercompany indebtedness) of Caliber and its Subsidiaries;

                           (ii) the value of the airframes and engines listed on SCHEDULE 1 attached to Amendment No. 2 hereto shall equal the fair market value thereof set forth in the most recently delivered Appraisal Report delivered pursuant to Section 4.1 or 6.1, and prior to the delivery of the first such Appraisal Report, such Property shall be valued at $1,892,600,000.

                           (iii) the value of the accounts receivable of FedEx and its Subsidiaries shall equal 0.75 TIMES the aggregate amount of Eligible Receivables of FedEx and its Subsidiaries, as determined on the report of Eligible Receivables most recently delivered pursuant to Section 4.1 or Section 6.1; and

                           (iv) the value of the motor vehicles and real estate of FedEx and its Subsidiaries and the intercompany indebtedness owed to the Borrower by its Subsidiaries shall equal the fair market value thereof as determined in the most recent appraisal provided by a nationally recognized firm of appraisers pursuant to Section 6.1, and prior to the delivery of the first such appraisal with respect to any such Property, such Property shall be valued at $633,300,000.

                           (c) Any Liens granted under this Section 6.26 shall
                  be released at the written request of the Borrower in accordance with the Security Documents if the S&P FDX Rating and Moody's FDX Rating both become Investment Grade Ratings, but shall be reinstated on any one or more additional dates thereafter on which either FDX Rating ceases to be an Investment Grade Rating. Notwithstanding the foregoing, (i) all such Liens shall be released when all of the "Obligations" (under and as defined in the New Credit Agreement) have been paid in full and the "Commitments" (under and as defined in the New Credit Agreement) have been terminated, and (ii) the Lien on any asset sold or otherwise disposed of in accordance with Section 6.16 shall be released promptly after the Borrower's written request therefor.

                           6.27. APPROVAL OF FORMS OF SECURITY DOCUMENTS. The
                  Borrower shall, as soon as practicable, and in any event no later than the later of (i) January 15, 1999 and (ii) seven Business Days after Morgan delivers drafts of such documents to the Borrower, give written notice to Morgan that it has approved a final form of each Security Document which is in form and substance satisfactory to the Agent and the agents under the New Credit Agreement Documents and under the L/C Facility."

                  1.15 Section 7.3 is amended to delete such section in its entirety and substitute the following therefor:

                          " 7.3. BREACH OF CERTAIN COVENANTS. The breach by the
                  Borrower of any of the terms or provisions of Section 6.2, 6.3, 6.5, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17, 6.18,
                  6.19, 6.22, 6.23, 6.24, 6.25 or 6.26."

                  1.16 Section 7.4 is amended in its entirety to read as follows:

                           " 7.4. BREACH OF OTHER COVENANTS, LOAN DOCUMENTS, NEW
                  CREDIT AGREEMENT DOCUMENTS OR L/C FACILITY. The breach by the Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within five days after written notice from the Agent or any Lender; or the occurrence of any "Default" (as defined in the New Credit Agreement) or any "Event of Default" (as defined in the L/C Facility)."

                  1.17 Section 7.12 is amended in its entirety to read as follows:

                  "7.12. INVALIDITY, ETC. OF LOAN DOCUMENTS; FAILURE OF SECURITY. At any time, for any reason (i) any provision of any Loan Document shall at any time for any reason cease to be valid and binding and enforceable against the Borrower or any Guarantor, or the validity, binding effect or enforceability thereof against the Borrower or any Guarantor shall be contested by any Person, or the Borrower or any Guarantor shall deny that it has any or further liability or obligation thereunder, or any Loan Document shall be terminated, invalidated or set aside, or be declared ineffective or inoperative or in any way cease to give or provide to the Lenders and the Agent the benefits purported to be created thereby, or (ii) Liens in favor of the Lenders or any collateral agent for the Lenders shall, while the Security Documents are in effect or purported to be in effect pursuant hereto, be invalidated or otherwise cease to be in full force and effect, or such Liens shall be subordinated or shall not have the priority contemplated hereby or by the Security Documents."

                  1.18 Section 8.2 is amended in its entirety to read as follows:

                  "8.2. AMENDMENTS. Subject to the provisions of this Article VIII, the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby:

                           (i) Extend the maturity or the time of payment of any Loan or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon or fees hereunder.

                           (ii) Reduce the percentage specified in the definition of Required Lenders or amend, modify or waive any provision requiring action by the Required Lenders to require action by any other Person in lieu of the Required Lenders.

                           (iii) Extend the Tranche A Facility Termination Date, extend the Tranche B Facility Termination Date other than as provided in
                                    Section 2.19, or reduce the amount or extend the payment date for, the mandatory payments required under Section 2.2, or increase the amount of the Commitment of any Lender hereunder, or permit the Borrower to assign its rights under this Agreement.

                           (iv)     Amend, modify, or waive Section 2.2(a),
                                    Section 4.1, Section 4.2, Sections 6.24(a) or (b), this Section 8.2, or Section 12.1.

                           (v) Release FedEx or RPS from any of their material obligations, respectively, under the Guaranty.

                           (vi) Release all or substantially all of the Collateral, or release the Borrower or any Guarantor from any of its material obligations under the Security Documents, in each case other than pursuant to Section 6.26(c) or 9.16;

                  No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. The Agent may waive payment of the fee required under Section 12.3.3 without obtaining the consent of any other party to this Agreement."

                  1.19 Section 9.16 is amended in its entirety to read as follows:

                           "9.16. RELEASE OF GUARANTORS. Upon the consummation
                  of any liquidation, dissolution, merger, consolidation, sale or other transfer of a Guarantor other than Caliber, FedEx or RPS (collectively, a "Transfer"), and provided (i) no Default or Unmatured Default has occurred and is continuing or would occur as a result of such Transfer, and (ii) the Liens and security interests contemplated by the Security Documents are not then in effect or purported to be in effect, such Guarantor shall automatically be released from all of its obligations under the Guaranty, and, if the Borrower so requests, the Lenders shall promptly execute an instrument, in form and substance reasonably satisfactory to the Borrower and the Agent, evidencing such release."

                  1.20 Section 10.2 is amended in its entirety to read as follows:

                           "10.2. POWERS. The Agent shall have and may exercise
                  such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have the right to negotiate and approve the form, terms and provisions of the Security Documents, and to enter into the Security Documents for the benefit of the Lenders, in accordance with Section 6.26. Any action taken by the Agent in accordance with the provisions of the Security Documents, and the exercise by the Agent of the powers set forth therein, together with such other powers as are reasonably incidental thereto, are hereby authorized by, and shall be binding upon, each of the Lenders. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent."

                  1.21 Section 11.2 is amended to add "(other than pursuant to the Security Documents)" after the word "collateral" in the sixth line.

                  1.22 SCHEDULE 2 of the Credit Agreement is hereby replaced with SCHEDULE 2 attached to Amendment No. 2 hereto.

         2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date set forth above when each of the following conditions has been satisfied:

                  (a) the Agent shall have received a counterpart of this Amendment executed by the Borrower, the Agent and Lenders, and a counterpart of the Acknowledgment attached hereto as Exhibit A, executed by each of the Guarantors; PROVIDED, however, that SECTION
         1.18 of this Amendment shall only become effective when the Agent shall have received a counterpart of this Amendment executed by the Borrower, the Agent and each of the Lenders;

                  (b) the Borrower has furnished to the Agent such documents evidencing corporate existence, action and authority of the Borrower and the Guarantors as the Agent may reasonably request;

                  (c) the L/C Facility shall have been amended to permit the execution, delivery and performance of the Loan Documents;

                  (d) the New Credit Agreement shall have been executed and delivered by the parties thereto and shall have become effective in accordance with its terms; and

                  (e) the Agent shall have received a summary of the Eligible Receivables of FedEx and its Subsidiaries as of November 30, 1998, and a calculation of the value of the Designated Collateral (determined in accordance with Section 6.26(b)), in each case in form satisfactory to the Agent.

         3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that:

                  (a) This Amendment, and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                  (b) Upon the effectiveness of this Amendment, the Borrower reaffirms all covenants, representations and warranties made in the Credit Agreement.

                  (c) No Default or Unmatured Default has occurred and is continuing.

         4. EFFECT ON CREDIT AGREEMENT.

                  (a) During the period that this Amendment is effective, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit
         Agreement or any other Loan Documents, instruments and agreements executed and/or delivered in connection therewith.

                  (d) In the event of any inconsistency between the provisions of this Amendment and the provisions of that certain Amendment No. 1 dated as of December 10, 1998 among the Borrower, the Agent and the Lenders, this Amendment shall govern and control so long as this Amendment remains in effect.

         5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                           FDX CORPORATION

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           THE FIRST NATIONAL BANK OF
                                             CHICAGO, as Agent

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           MORGAN GUARANTY TRUST
                                               COMPANY OF NEW YORK

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           THE CHASE MANHATTAN BANK

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           KREDIETBANK N.V., GRAND
                                             CAYMAN BRANCH

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           BANK OF AMERICA NATIONAL
                                              TRUST AND SAVINGS ASSOCIATION

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           BANK OF TOKYO-MITSUBISHI
                                              TRUST COMPANY

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           CITICORP USA, INC.

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           COMMERZBANK
                                           AKTIENGESELLSCHAFT, ATLANTA AGENCY

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           NATIONSBANK, N.A.

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           CIBC INC.

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           THE FUJI BANK, LIMITED

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           MELLON BANK, N.A.

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           KEYBANK NATIONAL ASSOCIATION

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           FIRST AMERICAN NATIONAL BANK

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           BANK OF HAWAII

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           THE BANK OF NEW YORK

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           THE BANK OF NOVA SCOTIA

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           CREDIT SUISSE FIRST BOSTON

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           DEUTSCHE VERKEHRS BANK

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           THE SANWA BANK, LIMITED

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           SUNTRUST BANK, NASHVILLE, N.A.

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           BANCA NAZIONALE DEL LAVORO
                                             SPA

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                           THE SUMITOMO BANK, LIMITED

                                           By: /s/
                                                 ----------------------
                                           Name:
                                                 ----------------------
                                           Title:
                                                 ----------------------

                                    EXHIBIT A
                                        TO
                           AMENDMENT NO. 2 (TEMPORARY)
                          DATED AS OF DECEMBER 10, 1998

                                 ACKNOWLEDGMENT
                                 --------------


         Each of the undersigned (i) acknowledges receipt of a copy of Amendment No. 2 (Temporary) dated as of December 10, 1998, to the Credit Agreement dated as of January 15, 1998 by and among the Borrower, the Lenders, First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent (the "Credit Agreement"), (ii) reaffirms the terms and conditions of that certain Guaranty dated as of January 27, 1998 (the "Guaranty") and (iii) acknowledges and agrees that the Guaranty (A) remains in full force and effect and (B) is hereby ratified and confirmed.

                                FEDERAL EXPRESS CORPORATION


                                By:
                                   -------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                     -----------------------------


                                RPS, INC.


                                By:
                                   -------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                     -----------------------------

                                CALIBER SYSTEM, INC.


                                By:
                                   -------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                     -----------------------------

                                VIKING FREIGHT, INC.


                                By:
                                   -------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                     -----------------------------


                                ROBERTS EXPRESS, INC.


                                By:
                                   -------------------------------
                                Name:
                                     -----------------------------
                                Title:
                                     -----------------------------


Dated as of December 10, 1998